UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2010

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-133895	16-1732152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported, on July 1, 2010, Affinion Group, Inc., a Delaware corporation (the “Company”), and its wholly owned subsidiary, Affinion Loyalty Acquisition, LLC, a Delaware limited liability company, completed an acquisition (the “Acquisition”) pursuant to the membership interests purchase agreement (the “Purchase Agreement”), dated May 19, 2010, with Travel Leaders Group, L.L.C., a Delaware limited liability company (“TLG”), Tag Investment Holdings, L.L.C., a Delaware limited liability company (“TAG LLC”), One Equity Partners III, L.P., a Cayman Islands exempted limited partnership ( “OEP III”), OEP III Co-Investors, L.P., a Cayman Islands exempted limited partnership (“OEP III Co-Investors”), OEP II Partners Co-Invest, L.P., a Cayman Islands exempted limited partnership (“OEP II” and collectively with OEP III and OEP III Co-Investors, the “OEP Group”) (TLG, TAG LLC and the OEP Group, collectively, the “Sellers”), and OEP III, as Sellers’ representative acting on behalf of Sellers.

The description of the Purchase Agreement is set forth in the Current Report on Form 8-K filed on July 8, 2010 and is incorporated herein by reference. The aggregate purchase price for the Acquisition was $135,000,000 payable to the Sellers in cash, subject to certain adjustments. As a result of the completion of the Acquisition, the Company indirectly owns 100% of the membership interests of each of Loyalty Travel Agency, L.L.C., a Delaware limited liability company (“LTA”) and Connexions Loyalty Travel Solutions, L.L.C., a Delaware limited liability company (“CLTS,” collectively with its wholly-owned subsidiary, International Travel Fulfillment LLC, a Delaware limited liability company). LTA and CLTS are engaged in the business of providing loyalty rewards travel solutions in North America.

The purpose of this Amendment No.1 to the Current Report on Form 8-K is to file the financial statements and pro forma financial information required by Item 9.01 hereunder.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

(1) The following audited combined financial statements of Connexions Loyalty Travel Solutions, LLC and Loyalty Travel Agency, LLC and the report thereon are attached hereto as Exhibit 99.1 and incorporated herein by reference:

Audited Financial Statements

•	Independent Auditors’ Report

•	Combined Balance Sheet as of December 31, 2009

•	Combined Statement of Income for the year ended December 31, 2009

•	Combined Statement of Members’ Equity for the year ended December 31, 2009

•	Combined Statement of Cash Flows for the year ended December 31, 2009

•	Notes to Combined Financial Statements

(2) The following unaudited combined financial statements of Connexions Loyalty Travel Solutions, LLC and Loyalty Travel Agency, LLC are attached hereto as Exhibit 99.2 and incorporated herein by reference:

Unaudited Interim Financial Statements

•	Unaudited Condensed Combined Balance Sheets as of June 30, 2010 and December 31, 2009

•	Unaudited Condensed Combined Statements of Income for the six months ended June 30, 2010 and 2009

•	Unaudited Condensed Combined Statements of Members’ Equity for the six months ended June 30, 2010 and 2009

•	Unaudited Condensed Combined Statements of Cash Flows for the six months ended June 30, 2010 and 2009

•	Notes to Unaudited Condensed Combined Financial Statements

(b) Unaudited Pro Forma Financial Information

The following pro forma financial information of Affinion Group, Inc. after giving effect to the Acquisition is attached hereto as Exhibit 99.3 and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010 and explanatory notes thereto

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009 and explanatory notes thereto

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2010 and explanatory notes thereto

(d) Exhibits

99.1	Audited financial statements and report thereon listed in Item 9.01(a)(1)

99.2	Unaudited financial statements listed in Item 9.01(a)(2)

99.3	Unaudited pro forma financial information listed in Item 9.01(b)

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP, INC.

Date: September 3, 2010	By:	/s/ TODD H. SIEGEL
	Name:	Todd H. Siegel
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Audited financial statements and report thereon listed in Item 9.01(a)(1)

99.2	Unaudited financial statements listed in Item 9.01(a)(2)

99.3	Unaudited pro forma financial information listed in Item 9.01(b)